Supplemental disclosure on the consolidated statments of cash flows - Cash and due from banks, and restricted cash (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Supplemental Cash Flow Information
Cash and due from banks	$ 411,346	$ 484,859	$ 361,705
Restricted cash and due from banks	17,087	6,206	26,606
Restricted cash in money market investments	6,079	6,029	6,012
Total cash and due from banks, and restricted cash	$ 434,512	$ 497,094	$ 394,323	$ 403,251